Accelerating Our Growth © 2007 Endo Pharmaceuticals ENDO PHARMACEUTICALS Jefferies Healthcare Conference June 27, 2007 Exhibit 99.1

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the
"off-label" use of our products, and the risk factors listed from time to time in the
Company’s SEC reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Endo Pharmaceuticals – Leader in
Pain Management
Specialty pharma company with market leadership in pain
management
•
Analgesics were the fourth-largest prescription drug market in 2006
•
Opioids represented 80% of analgesic prescriptions
Proven commercial capability
•
Specialty and PCP sales and marketing teams
Pipeline focused on delivery and execution
•
Two NDAs approved in 2006; expect additional sNDA in Aug. ‘07
Strong financial condition

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
2007 Key Objectives
Achieve $1.025 to $1.050 billion in net sales
•
Deepen Lidoderm
®
penetration in PHN market
– Guidance of $650MM to $675MM
•
Accelerate sales trajectory for the Opana
®
franchise
– Guidance of $85MM to $105MM
Obtain FDA approval for Frova
®
in the MM prophylaxis
indication
Accelerate development of our current pipeline to meet market needs and optimize target product profiles
Pursue strategic licensing and acquisition opportunities that expand beyond pain but allow us to retain our focus on the
specialty physician community

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 2007*
Net Sales Net Income
Consistent Financial Growth
$399.0
$595.6
$615.1
$820.2
$30.8
$69.8
$143.3
$202.3
$909.7
$1,037.0
$137.8
(millions, except per share)
Diluted EPS           $0.30             $0.53            $1.08  $1.52             $1.03 **
* Represents mid-point of company guidance       ** Includes $0.62 in one-time, non-cash items

For localized pain of
postherpetic neuralgia (PHN)
APPLIED
SCIENCE
Lidoderm
LIDOCAINE PATCH 5%

ENDO
PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Lidoderm ® - A True Success Story
Lidocaine 5% topical patch
•
Acts locally - no
therapeutically meaningful
blood levels
First FDA-approved drug for
treatment of pain of PHN
Provides analgesia (but no
anesthesia) directly to
affected nerves
Easy and convenient to use

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Lidoderm ® - Barriers to Potential Generics
Currently protected by five (5) Orange Book-listed patents until
2015:
•
Two method of use patents expiring 2009
•
Two method of use patents expiring 2012
•
Formulation patent expiring 2015
2012 method of use patents cover use of lidocaine-containing patch in indication of PHN
Lidocaine-containing topical product that does not numb the skin
•
Unique attribute covered under patent estate
•
Believe this would be requirement for generic substitution
Submitted Citizen Petition December 19, 2006
•
Requests that FDA apply to any generic challenger existing
bioequivalence regulations for topical products

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
$178
$309
$419
$663
$567
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007*
Lidoderm ® - Continuing Net Sales Growth
($ in millions)
*Represents mid-point of company guidance

OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals Opana ® Franchise

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Opana ® ER – Broad Label
Broad indication: For the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Key messages of clinical differentiation
•
Twice-daily dosing
•
Effective pain control shown at stable dose for three months in clinical trials underscores durability of Opana
®
ER’s analgesic effect
•
Generally well tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Opana ® Franchise - Targeted
Commercial Strategy
Opana
®
ER competes in $3.2 billion U.S. long-acting strong
opioid market
Combined Opana
®
ER and Opana
®
net sales guidance for 2007
is $85 million to $105 million
•
Expect to reach 10,000 Rx’s per week by year-end
Expanded sales force in mid-2006 by 220 reps to promote
Opana
®
ER and Opana
®
to approximately 90,000 physicians
Implemented Risk Minimization Action Plan for appropriate
patient utilization
Full range of promotional activities now underway

OPANA ER vs. Competitive Launches
Retail and Mail Order TRxs

50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
TRx Volume
1
2
3
4
5
6
7
8
9
10
11
12
13
Months Since Launch
Opana ER
Avinza
Duragesic
Oxycontin
Palladone

Data includes only retail and mail order

Source: Data for Duragesic and Oxycontin were pulled from IMS Health's New Product Spectra

Source: Data for OPANA ER, Avinza and Palladone were pulled from WK Health's Phast Prescription Audit

OPANA ER data through May 2007

ENDO PHARMACEUTICALS

Accelerating Our Growth © 2007 Endo Pharmaceuticals Opana ® ER TRx Launch Comparison

Frova®

frovatriptan succinate

2.5 mg Tablets

ENDO PHARMACEUTICALS

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Frova ® Profile
Triptan indicated for acute
treatment of migraine
headaches in adults
Market differentiation based
on low recurrence rate, long
half-life
Potential label expansion for
menstrual migraine
prophylaxis represents
significant market
opportunity
2006 Net sales $40.6 million

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Robust Development Pipeline
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights
Phase I Phase II Phase III Filed
Pre-
clinical
Undisclosed
Sufentanil Patch
(2)
(Transdermal - Chronic Pain)
EN 3285
(Oral Rinse for Oral Mucositis)
Rapinyl™
(2)
(Breakthrough Cancer Pain)
Ketoprofen Patch
(2)
(Topical
- Soft Tissue
Injuries)
Frova
®
(1)
(Menstrual Migraine)
Product

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Frova ® MM Prophylaxis:
Exciting Near-Term Opportunity
PDUFA date 8/19/07
Substantial data package:
•
Two double-blind, placebo-controlled studies in Menstrual Migraine
(MM) prophylaxis; long-term open-label safety & tolerance study
Pivotal efficacy studies:
•
Frova
®
taken for six days, starting two days prior to onset of
expected MM headache
•
Primary efficacy endpoint: reduction in incidence of MM headache
– p <0.0001 to p < 0.01 (vs. placebo)
•
Secondary endpoints -- reduction in severity and duration of MM headache -- also achieved

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Ketoprofen Patch
Topical patch for localized treatment of acute pain from soft-
tissue injuries such as tendonitis/bursitis, joint sprains or strains
Ketoprofen (NSAID) currently only available in U.S. in oral form
Would compete in ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs
Anticipated benefits include:
•
Bypassing bloodstream to minimize GI and
cardiovascular side effects
•
Local, targeted pain control
•
Convenience of once-daily dosing
Phase III trials ongoing; projected NDA filing date 1H 2008

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Rapinyl
TM
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough cancer pain
•
Expected to compete with Actiq and Fentora
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added patient convenience
Phase III trials ongoing
Projected NDA filing date 1H 2008

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
EN 3285
Key product obtained in RxKinetix acquisition
Patent-protected oral rinse formulated using proprietary
ProGelz
®
delivery platform for prevention of oral mucositis (OM)
About 400,000 patients per year in U.S. develop OM
•
Only current FDA-approved treatment is IV infusion
Anticipated benefits of EN 3285 include:
•
Ease of use for patients
•
No systemic side effects

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Transdermal Sufentanil Patch
Intended for moderate-to-severe chronic pain
Follow-on to Duragesic
Anticipated benefits include:
•
Convenience/compliance of seven-day dosing vs. three-day dosing
•
Smaller patch -- 20% the size of Duragesic
Phase I product characterization ongoing
Phase II trial now underway

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Upcoming Key Milestones
Expanding a solid platform for sustainable growth:
Sufentanil Patch
Phase II
Underway
Ketoprofen
Patch
NDA Filing
Opana
®
and
Opana
®
ER
Launch
EN 3285
Phase II/III
Acquisitions/
In-licensing
Rapinyl™
NDA Filing
Ongoing
1H’07 2H’07
1H’08
Frova
®
MM
FDA Action
Letter

Accelerating Our Growth
© 2007 Endo Pharmaceuticals
Summary
Market leader in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Sustainable strategy for growth

Accelerating Our Growth © 2007 Endo Pharmaceuticals ENDO PHARMACEUTICALS Nasdaq: ENDP